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                                                                   EXHIBIT 10.6

                       Chicago Bridge & Iron Management
                   Defined Contribution Stock Incentive Plan


Preamble
--------

     This Plan shall be known as the Chicago Bridge & Iron Management Defined Contribution Stock Incentive Plan (the "Plan"). The object of the Plan is to provide certain select management employees of Chicago Bridge & Iron Company N.V. and its subsidiaries ("CBI") with an ownership interest in the equity of CBI. Chicago Bridge & Iron Company or a holding company the principal assets of which are the shares of Chicago Bridge & Iron Company.

     The Plan is not intended to be qualified under Section 401(a) of the Internal Revenue Code (the "Code").

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1  "Beneficiary" shall mean the person or persons (including a
     -----------
trust or estate) who are entitled to receive any benefit payable hereunder by reason of the death of a Participant, as designated pursuant to Section 10.1.

     Section 1.2  "Board" shall mean the Management Board of Directors of
     -----------
the Company.

     Section 1.3  "Change of Control" shall mean, at any time that the Company
     -----------
does not have any equity securities that are Publicly Traded

          (I) when any "person" or "group" of persons (as such terms are used in Section 13 of the Exchange Act), other than Praxair, Inc., the Company or any majority-owned subsidiary of either Praxair or the Company, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange Act) of 50% or more of either (x) the total number of the common shares of the Company

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     then outstanding or (y) the voting power of all of the voting securities of the Company then outstanding; or

          (ii) upon the consummation of (A) any merger or other business combination of the Company with or into another company pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power and the value of the stock of the company that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred by reason of any public offering of the equity securities of the Company, so long as, immediately following such transfer or the consummation of such offering, no person or group (as such terms are used in Section 13 of the Exchange Act) other than Praxair or one of its majority owned subsidiaries owns, directly or indirectly, more than 25% of the Company's or the Holding Corporation's equity securities. At any time one or more classes of the equity securities of the Company are Publicly Traded, a "Change of Control" shall mean:

          (i) when any "person" or "group" of persons (as such terms are used in Section 13 of the Exchange Act), other than Praxair or the Company or any majority owned subsidiary of Praxair or the Company, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange Act) of 25% or more of the total voting power of the Company's outstanding securities;

          (ii) upon the consummation of (A) any merger or other business combination of the company with or into another company pursuant to which the stockholders of the Company as the case may be, do not own, immediately after

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     the transaction, more than 50% of the voting power and the value of the stock of the Company that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company; or

          (iii) if, during any period of two years or less, individuals who at the beginning of such period constituted the Supervisory Board of of Directors of the Company, as the case may be, cease for any reason to constitute at least a majority thereof; provided that any new
                                                       -------------
     member of the Supervisory Board who is nominated for election to, the Supervisory Board of Directors with the approval of at least 75% of the other members then still in office who were members at the beginning of the period shall be treated as though having been a member at the beginning of such period.

     Section 1.4  "Code" shall mean the Internal Revenue Code of 1986, as
     -----------
amended.

     Section 1.5  "Committee" shall mean the committee appointed in accordance
     -----------
with Section 8.1.

     Section 1.6  "Company" shall mean Chicago Bridge & Iron Company N.V.
     -----------
or any intermediate holding company which owns all or a majority of the outstanding voting securities of Chicago Bridge & Iron Company N.V., and which, at the time of the first contribution to the Trust, is a majority-owned subsidiary of Praxair, Inc.

     Section 1.7  "Distribution Date"  shall mean any date on which a
     -----------
Participant receives a dividend distribution with respect to Stock held in his Stock Account.

     Section 1.8  "Exchange Act" shall mean the Securities Exchange Act of 1934,
     -----------
as amended.

     Section 1.9  "Effective Date"  shall mean March 26, 1997.
     -----------

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     Section 1.10  "Employee" shall mean each officer and each other key
     ------------
employee of any Employer or any of its majority-owned subsidiaries.

     Section 1.11  "Employer" shall mean the Company and any successor to the
     ------------
Company, and its majority-owned subsidiaries.

     Section 1.12  "Participant" shall mean any Employee who is designated as a
     ------------
Participant by the Committee pursuant to Article II.

     Section 1.13  "Plan" shall mean this Chicago Bridge & Iron Management
     ------------
Defined Contribution Stock Incentive Plan, as described herein and as hereinafter amended.

     Section 1.14  "Plan Year" shall mean any calendar year or part thereof
     ------------
beginning on the Effective Date.

     Section 1.15  "Publicly Traded" shall mean any time at which the Stock is
     ------------
registered under Section 12 of the Securities Exchange Act of 1934, as amended.

     Section 1.16  "Stock" shall mean the class of the Company's common stock
     ------------
that has the highest voting rights and dividend rights of any class of common stock.

     Section 1.17  "Stock Account" shall mean a separate account to which is
     ------------
credited a Participant's interest in Stock held in the Trust.

     Section 1.18  "Termination of Employment" shall mean (a) the resignation of
     ------------
an Employee for any reason, (b) the dismissal of an Employee, or (c) the death, or retirement or total disability of an Employee.

     Section 1.19  "Totally Disabled" or "Total Disability" shall mean a mental
     ------------
or physical condition of a Participant which the Committee, on the basis of information satisfactory to it, finds to be a permanent condition which renders such member unfit to perform the duties of an Employee, as such duties shall be determined by the Committee.

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Any determination of whether a Participant is Totally Disabled shall be made under rules uniformly applied to all Participants.

     Section 1.20  "Trust" shall mean the legal entity created by a trust
     ------------
agreement (and any amendments thereto) between the Employer and the Trustee.

     Section 1.21  "Trustee" shall mean any corporation, individual or
     ------------
individuals who shall accept the appointment as Trustee to execute the duties of the Trustee as specifically set forth in the trust agreement between the Trustee and the Employer.

     Section 1.22  "Unallocated Stock Account" shall mean a separate account
     ------------
established under Section 4.1 to hold Stock that is not allocated to the Stock Account of any particular Participant and dividend distributions received with respect to such Stock.

                                  ARTICLE II

                         Eligibility and Participation
                         -----------------------------

     Each Employee designated by the Committee shall be a Participant in the Plan from the date on which he is so designated until the earlier of (i) his Termination of Employment or (ii) the date he receives a distribution of all of the Stock in his Stock Account.

                                  ARTICLE III

                                 Contributions
                                 -------------

     The Employer shall establish and contribute to the Trust [1,017,552] shares of Stock on or immediately following the Effective Date. The Employer may contribute additional shares of Stock from time to time at its sole discretion. Stock contributions

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shall initially be credited to the Unallocated Stock Account, unless the
Committee shall otherwise direct that any such Stock shall be allocated directly to the Stock Account (s) of one or more Participants.

                                   ARTICLE IV

                          Allocation of Contributions
                          ---------------------------

       Section 4.1  Establishment of Accounts.  There shall be established a
       -----------  -------------------------
Stock Account in the name of each Participant and a separate account (the Unallocated Stock Account) to which any contribution made without specific allocation and any contribution made without specific allocation and any forfeitures of Stock occurring hereunder shall be credited pending allocation to Participants. These accounts shall also hold dividend distributions with respect to any shares of Stock held therein until such distributions are payable pursuant to the Plan.

     Section 4.2 Allocations to Participants' Accounts.  The Committee shall
     ----------- -------------------------------------
designate the number of shares of Stock allocable to the Stock Account of each Participant at the time it designates an Employee as a Participant. The number of shares so allocated shall be subtracted from the Unallocated Stock account (in which case any dividends paid on such Stock prior to allocation to the ParticipantOs Stock Account shall also be credited to such Stock Account, and shall be distributed to the Participant as soon as practicable thereafter) or credited to such Stock Account directly upon contribution by the Company. Notwithstanding the foregoing, any Stock remaining in the Unallocated Stock Account as of the last day of each Plan Year (whether due to unallocated contributions or forfeitures and any dividend distributions received on Stock credited to the Unallocated Stock

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account) shall, as to forefeitures, be allocated during such Plan Year to the successor of the Participant whose Stock has been forfeited, in such amount as the Committee shall deem appropriate in its sole discretion, and any remaining forfeited Stock and all unallocated contributions and such dividend distributions shall be allocated among the Stock Accounts of each Participant who is an Employee of the Employer on the last day of such Plan Year in the proportion that each Participant's Stock Account bears to the total of all Participants' Stock Accounts.

     Section 4.3  Voting of Stock.  When the shares of Stock held by the Trust
     -----------  ---------------
are Publicly Traded, notwithstanding the Trustee's general authority to vote any Stock held by the Trust, each Participant shall be entitled to direct the Trustee on a confidential basis, as to the manner in which such voting rights will be exercised with respect to any corporate matter which involves the voting of such shares allocated to the Participant's Stock Account. Any shares held in a Participant's Stock Account which may be voted at the direction of such Participant in accordance with the immediately preceding sentence with respect to which the Trustee does not receive voting directions shall not be voted.

                                   ARTICLE V

                       Account Valuations and Adjustments
                       ----------------------------------

       Section 5.1  Adjustments for Net Changes in Stock Accounts.  Any cash
       -----------  ---------------------------------------------
dividends on shares of Stock allocated to a Participant's Stock Account shall be distributed to each Participant no later than within ten (10) days following the end of the calendar quarter in which such dividend is paid. In the event of a Stock split, Stock dividend, combination of shares, or any other change or exchange for other securities by

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reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the Stock credited to any Stock Account (including the Unallocated Stock Account) shall be appropriately adjusted to reflect such event(s) and the rights of each Participant to any new, additional, or different shares of stock or securities resulting from such event(s). If and when any event(s) described in the preceding sentence occur, all Plan provisions shall apply to such new, additional, or different shares or securities.

     Section 5.2  Treatment of Expenses.  All expenses incurred by the Committee
     -----------  ---------------------
and the Trustee in connection with administering this Plan and the Trust shall be paid by Employer. All taxes related to income credited to or attributable to the payment of cash dividends, or other adjustments to, Stock Accounts described in Section 5.1 shall be paid from the assets of the Trust and charged against the Stock Account to which the income is allocated as though it were payable directly the Participant.

                                   ARTICLE VI

                                  Distribution
                                  ------------

     Except as provided below, the Trustee shall distribute to the Participant (or, if applicable, his Beneficiary) all amounts and all shares of Stock credited to his Stock Account within thirty (30) days following the later of (i) the date on which a Participant becomes 100% vested or (ii) the date on which the Stock becomes Publicly Traded, provided that in the event that a Change of
                                   --------
Control occurs at any time that the Stock is not Publicly Traded, the Company (or its designate) shall purchase all of the Stock held in the Trust at the price paid to the Company in respect of its Stock in the transaction giving rise to the Change of Control (the "Change of Control Price") in cash or

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marketable securities valued at the time of such Change of Control transaction, and the value of each Participant's Stock Account shall be distributed to the Participant (with the value of the Stock so based on the Change of Control Price) as soon as practicable following such Change in Control with the payment to be made in the same form and amount of consideration used to purchase the Stock from the Trust.

                                  ARTICLE VII

                                    Vesting
                                    -------
     Subject to the provisions of this Article VII, a Participant's interest in his Stock Account shall become vested on the earliest to occur of
(i) his death, (ii) his termination of employment due to Total Disability, (iii) the third anniversary of the date on which the Stock first becomes Publicly Traded, (iv) a Change of Control, (v) involuntary termination for any reason other than wilful misconduct or gross negligence, or (vi) any other date designated by the Committee. Any Participant who voluntarily terminates employment with the Employer and each of its subsidiaries by which he is employed prior to vesting in his Stock Account as provided in the preceding sentence shall forfeit the amounts credited to his Stock Account.

                                  ARTICLE VIII

                        Organization of Plan Committee;
                        -------------------------------

                             Administration of Plan
                             ----------------------

     Section 8.1  The Committee.  The Plan shall be administered by a Committee
     -----------  -------------
composed of not less than 3 members, appointed by the Management Board, each of

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whom must be a member of the Board of the Employer. Each member of the Committee shall serve at the will of the Board and without compensation. Any member of the committee may resign by giving written notice to the Board not less than thirty
(30) days before the effective date of his resignation. Any member of the Committee may be removed, with or without cause, at any time by the Board. The Board shall fill vacancies in the Committee as soon as is reasonably possible after a vacancy occurs and, until a new appointment is made, the remaining members shall have full authority to act.

     Section 8.2  Committee Action, Rules and Expenses.  The Committee shall
     -----------  ------------------------------------
appoint a chairman and a secretary from its members approved by a majority of its members. Action by the Committee shall be taken by a vote of the majority of its members present at a meeting, at which a quorum is present, or signed by a majority of its members in writing without a meeting. A quorum shall consist of that number of members constituting a majority of the Committee. The Committee may establish such rules as may be necessary or desirable for its own operations. The proper expenses of the Committee in the performance of its duties, shall be paid by the Employer.

     Section 8.3  Plan Administered by Committee.   The Committee shall
     -----------  ------------------------------
administer the Plan and shall have complete control in the administration thereof. In exercising any of its discretionary powers with respect to the administration of the Plan, the Committee shall act in a uniform and nondiscretionary manner. The Board shall have no responsibility for the operation of the Plan, except as otherwise provided herein. The Committee shall have all powers which are reasonably necessary to carry out its responsibilities under the Plan including, but not limited to by way of limitation, the power to construe the

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Plan and to determine all questions that shall arise thereunder, and shall also have all the powers elsewhere in the Plan conferred upon it.

     Section 8.4  Power of Delegation.  The Committee may allocate among its
     -----------  -------------------
members or delegate to any person who is not a member of the committee any administrative responsibility which it has hereunder. The responsibility of the committee with respect to the management or control of the assets of the Trust Fund may be delegated or allocated to the Trustee. Any delegation or allocation of a responsibility pursuant to this Section shall be evidenced by the minutes of the meeting of the Committee at which such delegation or allocation was approved or, if no such meeting was held, by the writing under which such action was taken.

     Section 8.5  Communication By Committee.  Decisions and directions of the
     -----------  --------------------------
Committee may be communicated to the Trustee, a Participant, a Beneficiary, an Employer or any other person who is to receive such decision or direction by a document signed by any one or more members of the Committee (or persons other than members) so authorize, and such decision or direction of the Committee may be relied upon by the recipient as being the decision or direction of the Committee. The Committee may authorize one or more of its members, or a designee who is not a member, to sign on behalf of the entire Committee.

                                   ARTICLE IX

                   Provisions Relating to Interests in Stock
                   -----------------------------------------

     Section 9.1  Drag-Along Notice.  If, at any time at which the Stock is not
     -----------  -----------------
Publicly Traded, the Company or all of its shareholder(s) other than the Trustee intend to sell all of the shares of the Company's Stock, whether directly or indirectly, to a third party (a "100% Buyer"), the Company shall have the right to require that the Trust sell all of the

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shares of Stock it holds on, and subject to, the same terms and conditions. This right shall be exercised by the Company by delivering a written notice (a "Drag-Along Notice") to the Trustee and each Participant, stating that the Company intends to exercise such rights, the name and address of the 100% Buyer, the per share amount and form of consideration expected to be received for such shares and the terms and conditions of payment of such consideration and all other material terms and conditions of such transfer. If such a Drag-Along Notice is delivered, the Trustee must transfer all of the shares of Stock held pursuant to the Plan, regardless of whether credited to a Participant's Stock Account or the Unallocated Stock Account on the terms and conditions described above, so long as all other shareholders of the Company transfer all of their shares of Stock to the 100% Buyer.

     Section 9.2  Tag-Along Notice.  If, at any time at which the Stock is not
     -----------  ----------------
Publicly Traded, the Company or any of its shareholder(s) other than the Trustee propose to sell any Common Stock to an unrelated third party
(the "Proposed Purchaser"), the Company shall provide the Trustee and each Participant written notice of such proposed sale, stating (i) the name and address of the Proposed Purchaser, (ii) the per share amount and form of consideration expected to be received for such shares and (iii) the terms and conditions of payment of such consideration and all other material terms and conditions of such transfer. The Trustee shall afford to each participant the right to direct the Trustee whether to participate in such sale and sell a pro-rata share of the shares held in such Participant's Stock Account to such Proposed Purchaser at the price paid to the Company or such other shareholders (or to have the Company purchase such shares at such price) and upon the same other terms of the transaction by giving notice to that effect to the

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Company or such other Stockholders, as the case may be, and the Proposed
Purchaser within ten (10) business days after the receipt of the notice from the proposed seller; provided that this sentence shall not apply in the case of any
                 -------------
sale or series of sales by the Company of newly issued or treasury shares of Common Stock in connection with this Plan or any other plan maintained for the benefit of employees of the Company or pursuant to any agreement entered into with an employee of the Company. [Effect of dilution for later stock issuances?]

     Section 9.3 Registration Rights.  If the Stock becomes Publicly Traded, the
     ----------- -------------------
Company shall, IF NECESSARY, register the shares of Stock held under the Trust and any shares distributed from the Trust, under the Securities Act of 1933, as amended, and satisfy any and all applicable state securities law requirements, such that the shares of Stock may be freely sold by the Trust or any other holder thereof without material limitation.

     Section 9.4 Listing on Stock Exchange. The Company shall take such action
     ----------- -------------------------
as shall be necessary to cause any Stock issued in connection with the Plan and not previously listed to be listed on any such exchange or trading market on which shares of the class of the Stock are then listed.

                                   ARTICLE X

                                   Amendments
                                   ----------

     The Board reserves the right at any time and from time to time to modify, alter, amend or terminate the Plan or the Trust Agreement but no such action adversely affect the rights of any Participant or reduce or otherwise impair the rights of a Participant in

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respect of Stock allocated to his Stock Account. No modification or amendment of the Plan may be made which would cause or permit any part of the assets of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries, or which would cause any part of the assets of the Trust Fund to revert to or become the property of an Employer.

                                   ARTICLE XI

     Section 11.1  Designation of Beneficiaries.  A Participant may designate a
     ------------  ----------------------------
Beneficiary or Beneficiaries (in any order of priority) by written notice filed with the Committee, and may change his designated Beneficiary at any time by designating a new Beneficiary or Beneficiaries in the same manner, and no notice need be given to any prior designated Beneficiary. If no beneficiary as designated or provided for above shall survive a deceased Participant, the Participant's Stock Account shall be distributable to the Participant's estate.

     Section 11.2  Plan Creates No Employment Rights.  This Plan shall not be
     ------------  ---------------------------------
deemed to constitute a contract between the Employer and any Employee or other person whether or not in the employ of the Employer, nor shall anything herein contained be deemed to give an Employee or any other person, whether or not in the employ of the Employer, any right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge an Employee at any time and to treat him without any regard to the effect which such treatment might have upon him as a Participant in the Plan, or any right to any payment whatsoever, except to the extent expressly provided for hereunder.

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     Section 11.3  Limit on Employer Liability.  No person shall have any right
     ------------  ---------------------------
or interest in the Trust other than as provided herein. All distributions under the Plan shall be paid or provided solely from the Trust and the Employer assume no responsibility therefor. Any final distribution to any Participant or Beneficiary in accordance with the provisions of the Plan shall be in full satisfaction of all claims against the Trust, the Trustee, the Committee, the Employer, and the Board with respect to the Plan or Trust.

     Section 11.4  Plan Headings.  The headings in this Plan have been inserted
     ------------  -------------
for convenience of reference only, and are to be ignored in any construction of the provisions hereof.

     Section 11.5  Number and Gender.  In the construction of this Plan, the
     ------------  -----------------
masculine shall include the feminine and the singular the plural, and vice versa, in all cases where such meanings would be appropriate.

     Section 11.6 Separability of Provisions.  If any provision of this Plan or
     ------------ --------------------------
the application of such provision to any person or circumstance shall be held invalid, the remainder of this Plan (and the application of such provision to any person or circumstance other than the person or circumstance to which it is held invalid) shall not be affected thereby.

     Section 11.7  Interpretation of Provisions.  The Employer intends this Plan
     ------------  ----------------------------
to be a nonqualified stock bonus plan. Accordingly, the Plan and Trust Agreement shall be interpreted and applied in a manner consistent with this intent, and to the extent not inconsistent therewith, in accordance with the laws of the State of Illinois, without regard to its rules or provisions of law regarding conflict of laws.

                                      15a

     IN WITNESS WHEREOF, and as evidence of the adoption of this Plan effective as of _____________, 1997 by the Company, it has caused the same to be signed by its duly authorized officers this ____ day of _____________, 1997.

                                 __________________________________

                                 BY:______________________________

ATTEST:
______________________________
           Secretary

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